Income Taxes	12 Months Ended
Dec. 31, 2014
Income Taxes [Abstract]
INCOME TAXES

4.    INCOME TAXES

The components of our reported provision (benefit) in lieu of income taxes are as follows:

	Year Ended December 31,
	2014	2013	2012

Reported in operating expenses:
Current:
US federal	$113	$51	$23
State	24	12	21
Deferred:
US federal	146	181	200
State	-	6	-
Amortization of investment tax credits	(3)	(3)	(4)
Total reported in operating expenses	280	247	240
Reported in other income and deductions:
Current:
US federal	(4)	(5)	(14)
State	-	-	-
Deferred federal	2	7	8
Total reported in other income and deductions	(2)	2	(6)
Total provision in lieu of income taxes	$278	$249	$234

Reconciliation of provision in lieu of income taxes computed at the US federal statutory rate to provision in lieu of income taxes:

	Year Ended December 31,
	2014	2013	2012

Income before provision in lieu of income taxes	$728	$681	$583
Provision in lieu of income taxes at the US federal statutory rate of 35%	$255	$238	$204
Amortization of investment tax credits – net of deferred tax effect	(3)	(3)	(4)
Amortization (under regulatory accounting) of statutory tax rate changes	(2)	(2)	(3)
Amortization of Medicare subsidy regulatory asset	14	14	14
Texas margin tax, net of federal tax benefit	16	15	14
Nondeductible losses (gains) on benefit plan investments	(2)	(3)	(2)
Other, including audit settlements	-	(10)	11
Reported provision in lieu of income taxes	$278	$249	$234
Effective rate	38.2%	36.6%	40.1%

The net amounts of $2.559 billion and $2.414 billion reported in the balance sheets at December 31, 2014 and 2013, respectively, as liability in lieu of deferred income taxes include amounts previously recorded as net deferred tax liabilities.  Upon the sale of equity interests to Texas Transmission and Investment LLC in 2008, we became a partnership for US federal income tax purposes, and the temporary differences that gave rise to the deferred taxes will, over time, become taxable to the equity holders.  Under a tax sharing agreement among us and our equity holders (see Note 1), we make payments to the equity holders for income taxes as the partnership earnings become taxable to the equity holders.  Accordingly, as the temporary differences become taxable, we will pay the equity holders.  In the unlikely event such amounts are not paid under the tax sharing agreement, it is probable that they would be reimbursed to rate payers.

Accounting For Uncertainty in Income Taxes

Prior to November 2008, we were a member of the EFH Corp. consolidated tax group.  The examination process of EFH Corp. and its subsidiaries’ federal income tax returns for the years ending prior to January 1, 2008 are complete, but the tax years 2003 through 2006 remain in appeals with the IRS.  Texas franchise and margin tax returns are under examination or still open for examination for tax years beginning after 2006.  Subsequent to November 2008, we are not a member of the EFH Corp. consolidated federal tax group and assess our liability for uncertain tax positions in our partnership returns.

We have been advised by EFH Corp. that approval by the Joint Committee on Taxation for the 1997 through 2002 IRS appeals settlement was received in May 2013 and that all issues contested have been resolved.  As a result, the liability for uncertain tax positions was reduced by $32 million in the second quarter of 2013.  This resolution also resulted in a $10 million net reduction to liability in lieu of deferred income taxes and a reversal of accrued interest and tax totaling $5 million ($3 million after tax), which is reported as a decrease in provision in lieu of income taxes.  We made a cash payment of $33 million to EFH Corp. in the third quarter of 2013, as required under the tax sharing agreement, to settle the liability resulting from the 1997 through 2002 IRS audit, and received a $10 million refund from EFH Corp. as a result of filing amended Texas franchise tax returns for 1997 through 2001.

The IRS audit for the years 2003 through 2006 was concluded in June 2011.  A significant number of adjustments to the originally filed returns for such years were proposed.  In March 2013, EFH Corp. and the IRS agreed on terms to resolve the disputed adjustments.  In the first quarter of 2013, we reduced the liability for uncertain tax positions by $76 million to reflect the terms of the agreement.  This reduction consisted of a $58 million increase to liability in lieu of deferred income taxes and a reversal of accrued interest and tax totaling $18 million ($12 million after tax), which is reported as a decrease in provision in lieu of income taxes.  In the fourth quarter of 2013, the 2003 through 2006 state tax positions were remeasured, which resulted in a net reversal of accrued interest and tax totaling $3 million.  The cash income tax impact related to the conclusion of the 2003 through 2006 audit is a refund from our members of approximately $9 million that is recorded in liability in lieu of deferred income taxes.

In the first quarter of 2014, several uncertain tax positions were remeasured under US GAAP guidance as a result of new information received from the IRS with respect to the audit of tax years 2007 through 2009.  As a result, we reduced the liability for uncertain tax positions by $18 million.  This reduction consisted of a $16 million increase in liability in lieu of deferred income taxes and a $2 million ($1 million after tax) reversal of accrued interest, which is reported as a decrease in provision in lieu of income taxes.  In September 2014, EFH Corp. signed the final agreed Revenue Agent Report and associated documentation (RAR) for the 2007 tax year and filed a motion seeking approval of the bankruptcy court in the EFH Bankruptcy Proceedings of its signing of the RAR.  With the signing of the RAR in the third quarter of 2014, the remaining $1 million liability for uncertain tax positions with respect to tax year 2007 was released.  The reduction consisted of a $1 million reversal of provision in lieu of income taxes.  Final processing of the agreed RAR continues.  The cash income tax impact related to the conclusion of the 2007 audit is a refund from our members of approximately $44 million that is recorded in liability in lieu of deferred income taxes.

In the fourth quarter of 2014, the Department of Justice filed a claim with the bankruptcy court for open tax years through 2013 that was consistent with the settlement EFH Corp. reached with the IRS for tax years 2003 through 2006.  As a result of this filing, the 2003 through 2006 open tax years for GAAP purposes were settled and the liability for uncertain tax positions was reduced by $35 million.  This reduction consisted of a $33 million increase in liability in lieu of deferred income taxes and a $2 million reduction in provision in lieu of income taxes.

The following table summarizes the changes to the uncertain tax positions reported in other noncurrent liabilities in our consolidated balance sheet during the years ended December 31, 2014, 2013 and 2012:

	2014	2013	2012

Balance at January 1, excluding interest and penalties	$54	$144	$126
Additions based on tax positions related to prior years	-	-	18
Reductions based on tax positions related to prior years	(16)	(66)	-
Settlements with taxing authorities	(36)	(24)	-
Balance at December 31, excluding interest and penalties	$2	$54	$144

Of the balances at December 31, 2014 and 2013,  $3 million and $51 million, respectively, represent tax positions for which the uncertainty relates to the timing of recognition for tax purposes.  The disallowance of such positions would not affect the effective tax rate, but would accelerate the payment of cash under the tax sharing agreement to an earlier period.  With respect to tax positions for which the ultimate deductibility is uncertain (permanent items), should EFH Corp. or we sustain such positions on income tax returns previously filed, our liabilities recorded would increase by $1 million resulting in decreased net income and an unfavorable impact on the effective tax rate.

Noncurrent liabilities included no accrued interest related to uncertain tax positions at December 31, 2014 and a total of $2 million in accrued interest related to uncertain tax positions at December 31, 2013.  Amounts recorded related to interest and penalties totaled benefits of $1 million and $15 million in the years ended December 31, 2014 and 2013, respectively, and an expense of $3 million in the year ended December 31, 2012 (all amounts after tax).  The federal income tax benefit on the interest accrued on uncertain tax positions is recorded as liability in lieu of deferred income taxes.